EXHIBIT 99.2
                                 ------------

                     The Corridor Contract 1 Confirmation

DATE:             March 1, 2007

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-OA3 (the "Trustee") ("Party B")
                  101 Barclay Street, 4W,
                  New York, New York 10286,
                  Attention: Corporate Trust Administration, CWALT, Series 2007-OA3

FROM:             Swiss Re Financial Products Corporation ("Party A")

SUBJECT:          Fixed Income Derivatives Confirmation

REFERENCE NUMBER: 1297208

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Party A and Party B. This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the 2000 ISDA Definitions (the "Definitions"); and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

      Capitalized terms used and not defined in this Confirmation, the ISDA Master Agreement, the Credit Support Annex or the Definitions shall have the meanings given to such terms in the Pooling and Servicing Agreement, dated as of February 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").





REFERENCE NUMBER: 1297208              1

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:          Interest Rate Cap

      Notional Amount:              With respect to any Calculation
                                    Period, the amount set forth for such
                                    period on Schedule I attached hereto.

      Trade Date:                   February 26, 2007

      Effective Date:               February 28, 2007

      Termination Date:             December 25, 2016

      Fixed Amounts:

            Fixed Rate Payer:       Party B

            Fixed Amount:           USD 796,000; provided, however, that
                                    payment of the Fixed Amount to Party
                                    A has been made on behalf of Party B by
                                    Banc of America Securities LLC.

            Fixed Rate Payer
            Payment Date:           February 28, 2007

      Floating Amounts:

            Floating Rate Payer:    Party A

            Cap Rate I:             See attached Schedule A under the
                                    column "Cap Rate I (%)"


            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    March 25, 2007, and ending on the
                                    Termination Date, subject to no
                                    adjustment.

            Floating Rate Payer
            Payment Dates:          Early payment shall be applicable. The
                                    Floating Rate Payer Payment Date shall be two (2) Business Days prior to each Period
                                    End Date, commencing on March 22, 2007

            Floating Rate Option:   USD-LIBOR-BBA, provided, however, for any
                                    Calculation Period, if the Floating Rate
                                    Option is greater than the rate set forth opposite such Calculation Period as set forth in Schedule A under the heading Cap
                                    Rate II (%), then the Floating Rate Option for such Calculation Period shall be deemed to be such rate.

            Designated Maturity:    One month

            Floating Rate Day
            Count Fraction:         Actual/360

            Reset Dates:            The first day of each Calculation Period.

            Compounding:            Inapplicable

            Business Days:          New York


REFERENCE NUMBER: 1297208              2

            Calculation Agent:      As specified in Part 4(e) herein.

3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master
      Agreement:

Part 1. Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and
            (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.




REFERENCE NUMBER: 1297208              3

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in
            Section 14, except that such term shall not include insurance contracts entered into in the ordinary course of Party A's Credit Support Provider's insurance business.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A's Credit Support Provider.

            "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; except that the provisions of
            Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting in lieu thereof ", (3), (4) as amended, (5), and (6) as amended".

     (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A, except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B; provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.


REFERENCE NUMBER: 1297208              4

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply; provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B equal to:

                  (a)   If a Market Quotation for the relevant
                        Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b)   If, on the Latest Settlement Amount
                        Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c)   If, on the Latest Settlement Amount
                        Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.



REFERENCE NUMBER: 1297208              5

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
                  (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause
                  (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

            (F) With respect to any Replacement Transaction, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided however that notwithstanding the provisions of this Part 5(f), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.


REFERENCE NUMBER: 1297208              6

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii)  Indemnifiable Tax. The definition of "Indemnifiable Tax" in
            Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.


Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:


------------------------------------------------------------------------------------------------
Party required to        Form/Document/                        Date by which to
deliver document         Certificate                           be delivered
------------------------------------------------------------------------------------------------
Party A                  An original properly completed        (i) upon execution of this
                         and executed United States            Agreement, (ii) on or before
                         Internal Revenue Service Form         the first payment date under
                         W-9 including applicable              this Agreement, including any
                         attachments (or any successor         Credit Support Document, (iii)
                         thereto) with respect to any          promptly upon the reasonable
                         payments received or to be            demand by Party B, (iv) prior
                         received by Party A that              to the expiration or
                         eliminates U.S. federal               obsolescence of any previously
                         withholding and backup                delivered form, and (v)
                         withholding Tax on payments to        promptly upon the information
                         Party A under this Agreement.         on any such previously
                                                               delivered form becoming
                                                               inaccurate or incorrect.
------------------------------------------------------------------------------------------------
Party B                  (i) Upon execution of this            (i) upon execution of this
                         Agreement, an original properly       Agreement, (ii) on or before
                         completed and executed United         the first payment date under
                         States Internal Revenue Service       this Agreement, including any
                         Form W-9 including applicable         Credit Support Document, (iii)
                         attachments (or any successor         promptly upon the reasonable
                         thereto) with respect to any          demand by Party A, (iv) prior
                         payments received or to be            to the expiration or
                         received by the initial               obsolescence of any previously
                         beneficial owner of payments to       delivered form, and (v)
                         Party B under this Agreement,         promptly upon the information
                         and (ii) thereafter,  the             on any such previously
                         appropriate tax certification         delivered form becoming
                         form (i.e., IRS Form W-9 or IRS       inaccurate or incorrect.
                         Form W-8BEN, W-8IMY, W-8EXP or
                         W-8ECI, as applicable (or any
                         successor form thereto)) with
                         respect to any payments received
                         or to be received by the
                         beneficial owner of payments to
                         Party B under this Agreement
                         from time to time.
------------------------------------------------------------------------------------------------





REFERENCE NUMBER: 1297208                       7

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:


---------------------------------------------------------------------------------------------------------------------------
Party required to       Form/Document/                          Date by which to                        Covered by
deliver document        Certificate                             be delivered                            Section 3(d)
                                                                                                        Representation
---------------------------------------------------------------------------------------------------------------------------
Party A and             Any documents required by               Upon the execution and                  Yes
Party B                 the receiving party to                  delivery of this Agreement
                        evidence the authority of the
                        delivering party or its Credit
                        Support Provider, if any, for it
                        to execute and deliver the
                        Agreement, this Confirmation, and
                        any Credit Support Documents to
                        which it is a party, and to
                        evidence the authority of the
                        delivering party or its Credit
                        Support Provider to perform its
                        obligations under the Agreement,
                        this Confirmation and any Credit
                        Support Document, as the case may
                        be
---------------------------------------------------------------------------------------------------------------------------
Party A and             A certificate of an                     Upon the execution and                  Yes
Party B                 authorized officer of the               delivery of this Agreement
                        party, as to the incumbency and
                        authority of the respective
                        officers of the party signing the
                        Agreement, this Confirmation, and
                        any relevant Credit Support
                        Document, as the case may be
---------------------------------------------------------------------------------------------------------------------------
Party A                 Annual Report of Party A's              Promptly upon becoming                  Yes
                        Credit Support Provider                 publicly available
                        containing consolidated
                        financial statements
                        certified by independent
                        certified public
                        accountants and prepared
                        in accordance with
                        generally accepted
                        accounting principles in
                        the country in which Party
                        A's Credit Support
                        Provider is organized
---------------------------------------------------------------------------------------------------------------------------
Party A                 Semi Annual Financial                   Promptly upon becoming                  Yes
                        Statements of Party A's                 publicly available
                        Credit Support Provider
                        containing unaudited,
                        consolidated financial
                        statements of Party A's
                        Credit Support Provider's
                        Interim Report prepared in
                        accordance with generally
                        accepted accounting
                        principles in the country
                        in which Party A's Credit
                        Support Provider is
                        organized
---------------------------------------------------------------------------------------------------------------------------
Party A                 A guarantee of Swiss                    Upon the execution and                  No
                        Reinsurance Company                     delivery of this Agreement
---------------------------------------------------------------------------------------------------------------------------
Party A                 An opinion of counsel to                Upon the execution and                  No
                        Party A's Guarantor                     delivery of this Agreement
---------------------------------------------------------------------------------------------------------------------------
Party B                 Pooling and Servicing                   Promptly upon becoming                  No
                        Agreement                               publicly available
---------------------------------------------------------------------------------------------------------------------------




REFERENCE NUMBER: 1297208                                     8

Part 4. Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

      Address for notices or communications to Party A:

      Address:          Swiss Re Financial Products Corporation
                        55 East 52nd Street
                        New York, New York 10055
                        Attention: Head of Operations
                        Facsimile No. (917) 322-7201

      With a copy to:   Swiss Re Financial Products Corporation
                        55 East 52nd Street
                        New York, New York 10055
                        Attention: Legal Department
                        Facsimile No.: (212) 317-5474

      Address for notices or communications to Party B:

      Address:          The Bank of New York
                        101 Barclay Street, 4W Floor
                        New York, NY 10286
      Attention:        Corporate Trust Administration, MBS Administration,
                        CWALT Series 2007-OA3
      Facsimile:        212-815-3986
      Phone:            212-815-6093

 (b)  Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.


REFERENCE NUMBER: 1297208              9

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)   Affiliate. "Affiliate" shall have the meaning assigned thereto in
      Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii).

Part 5. Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):


REFERENCE NUMBER: 1297208             10

            "(g) Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
                        (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in
            Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Moody's First Rating Trigger Collateral. If (A) A Moody's First Trigger Ratings Event has occurred and has been continuing for 30 or more Local Business Days and (B) Party A has failed to either (i) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that maintains the Moody's First Trigger Ratings Threshold or (ii) procure an Eligible Replacement in accordance with the definition of "Permitted Transfer" or (iii) comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Moody's Second Rating Trigger Replacement. If (A) Party A has failed to comply with the Second Trigger Conditions and 30 or more Local Business Days have elapsed since the last time a Moody's Second Trigger Ratings Event did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement in accordance with the definition of "Permitted Transfer" and/or (ii) at least one entity that maintains the


REFERENCE NUMBER: 1297208             11

            Moody's First Trigger Ratings Threshold has made a Firm Offer to provide an Eligible Guarantee, in respect of all of Party A's present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) S&P/Fitch Ratings Event. If (A) An S&P Approved Ratings Event and/or a Fitch Approved Ratings Event shall occur and be continuing, and Party A fails, as soon as reasonably practicable, at its own expense, using commercially reasonable efforts, to satisfy the conditions set forth under Collateralization Event or
            (B) an S&P Required Ratings Event and/or a Fitch Required Ratings Event shall occur and be continuing, and Party A fails, as soon as reasonably practicable, at its own expense, using commercially reasonable efforts, to satisfy the conditions set forth under Ratings Event, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv) Provision of Information Required by Regulation AB. Party A shall fail to comply with the terms of the Regulation AB Agreement. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (v) Optional Termination of the Securitization. If, at any time, the Terminator purchases the Mortgage Loans pursuant to Section 9.01 of the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred and Party B shall be the sole Affected Party with respect thereto; provided, however, that notwithstanding Section 6(b)(iv) of the Master Agreement, only Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that the Early Termination Date shall not be prior to the Optional Termination Date.

(d) Required Ratings Downgrade Event. In the event that a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, as soon as reasonably practicable and so long as such Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an entity with credit ratings from S&P at least equal to the S&P Approved Ratings Threshold and with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

(e) Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and (b) the Rating Agency Condition has been satisfied with respect to S&P and Fitch. At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

      (ii) If an Eligible Replacement has made a Firm Offer to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms


REFERENCE NUMBER: 1297208             12
      of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. This provision will survive the termination of this Agreement.

(h) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under
      Section 2(a)(i) of the Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party; provided however that Party A shall still have the right to declare an Event of Default under Section 5(a)(i) and 5(a)(iii) as a result of Party B's failure to satisfy its obligations under Paragraph 3(b) of the Credit Support Annex.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been given prior written notice of such designation or transfer.

(j)   No Set-off.  Except as expressly provided for in Section 2(c),
      Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P and Fitch.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust or the trust created pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and
      (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the


REFERENCE NUMBER: 1297208             13
      terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of
      Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that BNY, may act as Party B's agent to carry out certain functions on behalf of Party B in respect of this Agreement, and that BNY shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)   [Reserved].

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)   Additional representations.

      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction in its capacity as Trustee.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the


REFERENCE NUMBER: 1297208             14

            Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   Reserved.

(y)   Reserved.

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold, the Fitch Approved Ratings Threshold, and the Moody's First Trigger Ratings Threshold.

            "Collateralization Event" means, the Relevant Entity shall fail to maintain the S&P Approved Ratings Threshold and/or the Fitch Approved Ratings Threshold. For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody's, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition with respect to S&P and Fitch, furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies the S&P Approved Ratings Threshold and the Fitch Approved Ratings Threshold or (iii) obtain an Eligible Replacement in accordance with the definition of Permitted Transfer that (x) upon satisfaction of the Rating Agency Condition with respect to S&P and Fitch, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, or (ii) a Termination Event or an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) that is provided by a guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and Fitch, and, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's


REFERENCE NUMBER: 1297208             15
            payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required

            "Eligible Replacement" means an entity (A)(i) that (a) has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, (b) has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold and (c) has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold; or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an entity with credit ratings at least equal to the Moody's First Trigger Ratings Threshold, the S&P Approved Ratings Threshold and the Fitch Approved Ratings Threshold and (B) has executed an Item 1115 Agreement with the Depositor or has agreed to incorporate substantially similar provisions in the relevant Transfer Agreement or confirmation.

            "Firm Offer" means an offer which, when made, remains capable of becoming legally binding upon acceptance.

            "Fitch" means the Ratings Service of Fitch Inc., Fitch Ratings Ltd. or any successor thereto.

            "Fitch Approved Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

            "Fitch Approved Ratings Threshold" means a long-term unsecured and unsubordinated debt rating from Fitch of "A".

            "Fitch Required Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from at least equal to the Fitch Required Ratings Threshold.

            "Fitch Required Ratings Threshold" means a long-term unsecured and unsubordinated debt rating from Fitch of "BBB+".

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Ratings Threshold" means (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Ratings Threshold" means , with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".


REFERENCE NUMBER: 1297208             16

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America (or another jurisdiction reasonably acceptable to Party B; (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under
            Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer; (d) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (e) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (g) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and Fitch or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv),
            Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (h) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

            "Rating Agency" means, with respect to any date of determination, each of S&P, Moody's and Fitch, to the extent that each such rating agency is then providing a rating for any of the CWALT, Inc. Alternative Loan Trust 2007-OA3, Mortgage Pass-Through Certificates (the "Certificates").

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

            "Ratings Event" means, the Relevant Entity shall fail to satisfy the S&P Required Ratings Threshold or the Relevant Entity is no longer rated by S&P and/or the Relevant Entity shall fail to satisfy the Fitch Required Ratings Threshold. Within 30 calendar days from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement in accordance with the definition of "Permitted Transfer" that (x) upon satisfaction of the Rating Agency Condition with respect to S&P and Fitch, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition with respect to S&P and Fitch, furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies the S&P Approved Ratings Threshold and the Fitch Approved Ratings Threshold. In addition, immediately upon the occurrence of a Ratings Event, Party A shall be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody's, S&P and Fitch).

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.


REFERENCE NUMBER: 1297208             17

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date.

            "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings from a Rating Agency at least equal to the Required Ratings Threshold for that Rating Agency.

            "Required Ratings Threshold" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold and the Fitch Required Ratings Threshold.

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "S&P Approved Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Approved Ratings Threshold" means a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

            "S&P Required Ratings Event" means an event which is deemed to occur with respect to Party A on any day on which no Relevant Entity has current credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

            "S&P Required Ratings Threshold" means a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".

            "Second Trigger Conditions" mean so long as a Moody's Second Trigger Ratings Event has occurred and is occurring, Party A shall, at its own expense, use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that maintains the Moody's First Trigger Ratings Threshold or (ii) obtain an Eligible Replacement in accordance with the definition of "Permitted Transfer" that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms. In addition, Party A shall comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex.



              [Remainder of this page intentionally left blank.]




REFERENCE NUMBER: 1297208             18

4.    Account Details and Settlement Information:


Payments to Party A:    JPMorgan Chase Bank
                        ABA# : 021000021
                        SWIFT:  CHASUS33
                        Account of:  Swiss Re Financial Products
                        Account No.: 066-911184
                        Reference:  CWALT Series 2007-OA3

Payments to Party B:    The Bank of New York
                        New York, NY
                        ABA # 021-000-018
                        GLA # 111-565
                        For Further Credit: TAS A/C 540422
                        Attn: Matthew Sabino 212-815-6093
                        Fax: 212-815-3986



This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




REFERENCE NUMBER: 1297208             19

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

SWISS RE FINANCIAL PRODUCTS CORPORATION



By:   /s/ Shaun Lynch
      ------------------------
      Name:    Shaun Lynch
      Title:   Authorized Signatory


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc.
Alternative Loan Trust 2007-OA3



By:   /s/ Matthew J. Sabino
      ------------------------
      Name:    Matthew J. Sabino
      Title:   Assistant Treasurer








REFERENCE NUMBER: 1297208             20


                                                           SCHEDULE I

Amortization Schedule, subject to no adjustment.

-------------------------------------------------------------------------------------------------------------------------------
     From and including           To but excluding         Notional Amount (USD)       Cap Rate I (%)      Cap Rate II (%)
-------------------------------------------------------------------------------------------------------------------------------
     February 28, 2007             March 25, 2007               1,137,052,000.00           5.3300              5.3700
       March 25, 2007              April 25, 2007               1,132,835,393.22           5.3400              5.3700
       April 25, 2007               May 25, 2007                1,128,307,094.80           5.3500              5.3700
        May 25, 2007                June 25, 2007               1,122,051,253.70           5.3600              5.3700
       June 25, 2007                July 25, 2007               1,113,973,214.98           5.3600              5.3700
       July 25, 2007               August 25,2007               1,103,857,757.79           5.3600              5.3700
      August 25, 2007            September 25, 2007             1,091,696,657.88           5.3600              5.3700
     September 25, 2007           October 25, 2007              1,077,618,426.65           5.3600              5.3700
      October 25, 2007            November 25, 2007             1,061,569,480.04           5.3600              5.3700
     November 25, 2007            December 25, 2007             1,043,581,731.27           5.3600              5.3700
     December 25, 2007            January 25, 2008              1,023,704,632.87           5.3500              5.3700
      January 25, 2008            February 25, 2008             1,001,977,807.32           5.3500              5.3700
     February 25, 2008             March 25, 2008                 974,050,749.50           5.3100              5.3700
       March 25, 2008              April 25, 2008                 948,951,096.34           5.3100              5.3700
       April 25, 2008               May 25, 2008                  922,343,312.13           5.3100              5.3700
        May 25, 2008                June 25, 2008                 894,403,996.05           5.3100              5.3700
       June 25, 2008                July 25, 2008                 865,335,944.54           5.3100              5.3700
       July 25, 2008               August 25, 2008                835,604,402.10           5.3100              5.3700
      August 25, 2008            September 25, 2008               800,938,664.49           5.3100              5.3700
     September 25, 2008           October 25, 2008                772,456,687.84           5.3100              5.3700
      October 25, 2008            November 25, 2008               745,738,793.73           5.3000              5.3700
     November 25, 2008            December 25, 2008               719,958,670.63           5.3100              5.3700
     December 25, 2008            January 25, 2009                695,083,948.02           5.2800              5.3700
      January 25, 2009            February 25, 2009               671,064,384.52           5.2800              5.3700
     February 25, 2009             March 25, 2009                 642,408,656.78           5.2900              5.3700
       March 25, 2009              April 25, 2009                 619,317,181.75           5.2800              5.3700
       April 25, 2009               May 25, 2009                  597,711,570.18           5.2800              5.3700
        May 25, 2009                June 25, 2009                 577,206,072.69           5.2800              5.3700
       June 25, 2009                July 25, 2009                 557,440,613.42           5.2900              5.3700
       July 25, 2009               August 25, 2009                538,390,064.58           5.2900              5.3700
       August 25, 2009            September 25, 2009              510,187,219.95           5.2900              5.3700
      September 25, 2009           October 25, 2009               492,057,706.21           6.9800              8.3100
       October 25, 2009            November 25, 2009              474,583,760.00           6.9300              8.3700
      November 25, 2009            December 25, 2009              457,738,291.66           7.0500              8.4300
      December 25, 2009            January 25, 2010               441,500,556.44           7.0800              8.5000
       January 25, 2010            February 25, 2010              425,827,838.37           7.0700              8.5600
      February 25, 2010             March 25, 2010                400,404,836.56           7.1100              8.6200
        March 25, 2010              April 25, 2010                386,151,590.69           7.1200              8.6200
        April 25, 2010               May 25, 2010                 372,998,082.93           7.2300              8.6200
         May 25, 2010                June 25, 2010                360,320,357.10           7.2300              8.6200
        June 25, 2010                July 25, 2010                348,095,659.72           7.3500              8.6200
        July 25, 2010               August 25, 2010               336,307,995.07           7.2900              8.6200
       August 25, 2010            September 25, 2010              317,345,321.01           7.4100              8.6200
      September 25, 2010           October 25, 2010               306,084,555.41           7.4800              8.6200
       October 25, 2010            November 25, 2010              295,256,976.35           7.4400              8.6200
-------------------------------------------------------------------------------------------------------------------------------


REFERENCE NUMBER: 1297208             21


-------------------------------------------------------------------------------------------------------------------------------
      November 25, 2010            December 25, 2010              284,771,461.91           7.5200              8.6200
      December 25, 2010            January 25, 2011               274,684,121.18           7.6100              8.6200
       January 25, 2011            February 25, 2011              264,953,631.82           7.5900              8.6200
      February 25, 2011             March 25, 2011                249,029,870.56           7.6900              8.6200
        March 25, 2011              April 25, 2011                240,340,499.06           7.5700              8.6200
        April 25, 2011               May 25, 2011                 231,982,126.45           7.6300              8.6200
         May 25, 2011                June 25, 2011                223,935,193.17           7.6900              8.6200
        June 25, 2011                July 25, 2011                216,182,095.13           7.7100              8.6200
        July 25, 2011               August 25, 2011               208,696,702.92           7.7100              8.6200
       August 25, 2011            September 25, 2011              194,966,604.76           7.8500              8.6200
      September 25, 2011           October 25, 2011               188,260,305.35           7.8600              8.6200
       October 25, 2011            November 25, 2011              181,754,725.13           7.8700              8.6200
      November 25, 2011            December 25, 2011              175,443,863.66           7.8800              8.6200
      December 25, 2011            January 25, 2012               169,342,752.30           7.8900              8.6200
      January 25, 2012            February 25, 2012               163,458,698.80           7.9000              8.6200
     February 25, 2012             March 25, 2012                 149,182,212.96           7.9000              8.6200
       March 25, 2012              April 25, 2012                 143,885,286.11           7.9000              8.6200
       April 25, 2012               May 25, 2012                  138,792,211.29           6.8500              7.4600
        May 25, 2012                June 25, 2012                 133,900,432.44           6.9000              7.6010
       June 25, 2012                July 25, 2012                 129,208,504.82           6.9000              7.7500
       July 25, 2012               August 25, 2012                124,707,675.54           6.9000              7.8940
      August 25, 2012            September 25, 2012               112,911,571.07           6.9000              8.0240
     September 25, 2012           October 25, 2012                108,993,479.81           6.9000              8.1780
      October 25, 2012            November 25, 2012               105,235,582.12           7.0000              8.3170
     November 25, 2012            December 25, 2012               101,628,358.89           7.0300              8.4470
     December 25, 2012            January 25, 2013                 98,164,417.67           7.0600              8.5810
      January 25, 2013            February 25, 2013                94,830,006.19           7.0900              8.7040
     February 25, 2013             March 25, 2013                  86,002,020.65           7.1200              8.8360
       March 25, 2013              April 25, 2013                  83,065,927.86           7.1500              8.9610
       April 25, 2013               May 25, 2013                   80,249,035.22           7.1800              9.0760
        May 25, 2013                June 25, 2013                  77,544,345.60           7.1100              9.1920
       June 25, 2013                July 25, 2013                  74,947,031.36           7.1400              9.2960
       July 25, 2013               August 25, 2013                 72,451,961.40           7.1700              9.3940
       August 25, 2013            September 25, 2013               66,052,637.61           7.2000              9.4870
      September 25, 2013           October 25, 2013                63,759,174.96           7.2300              9.5670
       October 25, 2013            November 25, 2013               61,552,950.60           7.2600              9.6590
      November 25, 2013            December 25, 2013               59,429,834.51           7.2600              9.7490
      December 25, 2013            January 25, 2014                57,386,550.06           7.2600              9.8100
       January 25, 2014            February 25, 2014               55,419,558.57           7.2600              9.8720
      February 25, 2014             March 25, 2014                 50,749,106.74           7.2600              9.9410
        March 25, 2014              April 25, 2014                 48,918,310.36           7.2600              9.9970
        April 25, 2014               May 25, 2014                  47,157,711.66           7.2600              10.0390
         May 25, 2014                June 25, 2014                 45,464,647.44           7.2600              10.0880
        June 25, 2014                July 25, 2014                 43,836,534.84           7.2600              10.1050
        July 25, 2014               August 25, 2014                42,270,891.57           7.2600              10.1300
       August 25, 2014            September 25, 2014               40,765,324.18           7.2600              10.1500
      September 25, 2014           October 25, 2014                39,317,538.31           7.2600              10.1460
       October 25, 2014            November 25, 2014               37,925,323.39           7.2600              10.1580
      November 25, 2014            December 25, 2014               36,586,402.74           7.2600              10.1530
      December 25, 2014            January 25, 2015                35,298,859.55           7.2600              10.1370
-------------------------------------------------------------------------------------------------------------------------------


REFERENCE NUMBER: 1297208             22


-------------------------------------------------------------------------------------------------------------------------------
       January 25, 2015            February 25, 2015               34,060,684.84           7.2600              10.1090
      February 25, 2015             March 25, 2015                 32,869,987.08           7.2600              10.0890
        March 25, 2015              April 25, 2015                 31,725,004.63           7.2800              10.0600
        April 25, 2015               May 25, 2015                  30,624,022.44           7.2700              10.0240
         May 25, 2015                June 25, 2015                 29,565,356.19           7.2700              9.9750
        June 25, 2015                July 25, 2015                 28,547,385.80           7.2700              9.9310
        July 25, 2015               August 25, 2015                27,568,553.06           7.2700              9.8800
       August 25, 2015            September 25, 2015               26,627,359.05           7.2700              9.8090
      September 25, 2015           October 25, 2015                25,722,362.16           7.2700              9.7240
       October 25, 2015            November 25, 2015               24,852,175.88           7.2700              9.6340
      November 25, 2015            December 25, 2015               24,015,466.70           7.2700              9.5530
      December 25, 2015            January 25, 2016                23,210,951.76           7.2700              9.4550
       January 25, 2016            February 25, 2016               22,437,397.73           7.2700              9.3580
      February 25, 2016             March 25, 2016                 21,693,615.68           7.2700              9.2660
        March 25, 2016              April 25, 2016                 20,978,464.58           7.2700              9.1540
        April 25, 2016               May 25, 2016                  20,290,848.81           7.2700              9.0490
         May 25, 2016                June 25, 2016                 19,629,712.85           7.2700              8.9330
        June 25, 2016                July 25, 2016                 18,994,040.96           7.2700              8.8240
        July 25, 2016               August 25, 2016                18,382,856.63           7.2700              8.7030
       August 25, 2016            September 25, 2016               17,795,220.19           7.2700              8.5660
      September 25, 2016           October 25, 2016                17,230,228.20           7.2700              8.4410
       October 25, 2016            November 25, 2016               16,687,012.12           7.2700              8.3170
      November 25, 2016            December 25, 2016               16,164,739.27           7.2700              8.1930
-------------------------------------------------------------------------------------------------------------------------------



REFERENCE NUMBER: 1297208             23

                                    Annex A

                   Paragraph 13 of the Credit Support Annex




REFERENCE NUMBER: 1297208             24

                                                                       ANNEX A

                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                      dated as of March 1, 2007, between
Swiss Re Financial Products Corporation (hereinafter referred to as "Party A"
                                 or "Pledgor")
                                      and
The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan
    Trust 2007-OA3 (the "Trustee") (hereinafter referred to as "Party B" or
                               "Secured Party").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transactions documented in the Confirmations dated March 1, 2007, between Party A and Party B, Swiss Re Reference Numbers 1297208, 1297212 and 1297187.


Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of:

                  (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the
                        Secured Party;


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 1

                  (3) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (4) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.

                  (3) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (4) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" of Paragraph 3 shall not apply. For purposes of calculating any Delivery Amount or Return Amount pursuant to Paragraphs 13(b)(i)(A) or 13(b)(i)(B) above for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date.

      (ii)  Eligible Collateral.

            On any date, the items set forth on the schedule of Eligible Collateral attached as Schedule A hereto will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 2

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) a S&P Required Ratings Downgrade has occurred and is continuing; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means (A) the first Local Business Day in each week on which any of the S&P Credit Support Amount, the Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero, and (B), if no Relevant Entity has a long-term unsubordinated and unsecured debt rating of at least BBB+ from S&P, also the last Local Business Day in each calendar month.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a short-term unsecured and unsubordinated debt rating from Fitch of "F2" or a long-term unsubordinated and unsecured debt rating of at least "BBB+" and Fitch from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 3
            period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value or the Fitch Value, as applicable, on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount or the Fitch Credit Support Amount, as applicable, on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value or Fitch Value, as applicable, as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a short-term unsecured and unsubordinated debt rating from Fitch of "F2" or a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P and Fitch, the Valuation Agent shall provide to S&P and/or Fitch, as applicable, not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value and/or Fitch Value, as applicable, of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P and/or Fitch, as applicable, any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, the Fitch Value, the Moody's First Trigger Value, and the Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and
            (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 4

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

            Party B may appoint as Custodian (A) the entity then serving as Trustee or (B) any entity other than the entity then serving as Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

            Initially, the Custodian for Party B is: The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian:  Same as Party B



REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 5

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details:                JPMorgan Chase Bank
                                              SWIFT:        CHASUS33
                                              Account of:   Swiss Re Financial
                                                            Products
                                              Account No.:  066-911184
                                              ABA#:         021000021


      Party B's Custodian account details:    As specified from time to time
                                              in writing.

(m)   Other Provisions.

      (i) Collateral Account. Upon the occurrence of a Collateral Event, Party B shall open and maintain a segregated account, which shall be an Eligible Account (as such term is defined in the Pooling and Servicing Agreement), and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and
            (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 6
            complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (viii) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

      (ix)  Additional Definitions. As used in this Annex:

            "Collateral Event" means an event which is deemed to occur with respect to Party A on any day on which any of a S&P Approved Ratings Event, a Fitch Approved Ratings Event, or a Moody's First Trigger Ratings Event has occurred and is continuing.

            "DV01" means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party's Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

            "Fitch Credit Support Amount" means, for any date, the excess, if any, of:

            (I)   (A)   for any date on which a Fitch Approved Ratings
                        Event has occurred and been continuing (x) for at least 30 days or (y), if less, since this Annex was executed, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such date, or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

            "Fitch Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii) and (II) with respect to Cash, the amount thereof.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 7

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

            "Moody's First Trigger Credit Support Amount" means, for any date, the excess, if any, of

            (I)   (A)   for any date on which (I) a Moody's First
                        Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business
                        Days or (y), if less, since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30
                        Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's Exposure for such date and (ii) the sum, for each Transaction to which this Annex relates, of the least of (x) the product of the Moody's First Trigger DV01 Multiplier and DV01 for such Transaction and such date and (y) the product of Moody's First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date; and (z) the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such date; or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

             "Moody's First Trigger DV01 Multiplier" means 25.

            "Moody's First Trigger Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the product of bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

            "Moody's First Trigger Notional Amount Multiplier" means 4%.



REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 8

            "Moody's Second Trigger Credit Support Amount" means, for any date, the excess, if any, of:

            (I)   (A)   for any date on which it is the case that a
                        Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30
                        Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured
                        Party's Exposure for such date and (y) the sum, for each Transaction to which this Annex relates, of

                        (1) if such Transaction is not a Transaction-Specific Hedge,

                              the least of (i) the product of the Moody's
                              Second Trigger DV01 Multiplier and DV01 for such Transaction and such date and (ii) the product of the Moody's Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date and (iii) the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such date; or

                         (2) if such Transaction is a Transaction-Specific
                        Hedge,

                              the least of (i) the product of the Moody's
                              Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such date and (ii) the product of the Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date and (iii) the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such date; or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

            "Moody's Second Trigger DV01 Multiplier" means 60.

            "Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier" means 75.

            "Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier" means 11%.

            "Moody's Second Trigger Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

            "Moody's Second Trigger Notional Amount Multiplier" means 9%.

            "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.


REFERENCE NUMBER: 1297208, 1297212 and 1297187                          page 9

            "S&P Credit Support Amount" means, for any date, the excess, if any, of:

            (I)   (A)   for any date on which (i) a S&P Approved
                        Ratings Event has occurred and is continuing
                        (x) for at least 30 days or (y), if less, since the Annex was executed, or (ii) a S&P Required
                        Ratings Event has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility
                        Buffer for such Transaction and the Notional
                        Amount of such Transaction for the Calculation
                        Period of such Transaction which includes such date, or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

            "S&P Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

            "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

            "Transaction-Specific Hedge" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value, the Moody's First Trigger Value, the Moody's Second Trigger Value or the Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, Moody's Second Trigger Valuation Percentage or the Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, the related Moody's Second Trigger Value and the related Fitch Value.

            "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.


            ----------------------------------------------------------------------------------------------------------------

            The higher of  the S&P              Remaining            Remaining             Remaining            Remaining
            or Fitch credit rating, as          Weighted             Weighted              Weighted             Weighted
            applicable, of (i) Party A           Average              Average               Average              Average
            and (ii) the Credit                 Maturity             Maturity              Maturity             Maturity
            Support Provider of               up to 3 years        up to 5 years           up to 10             up to 30
            Party A, if applicable                                                           years                years
            ----------------------------------------------------------------------------------------------------------------
            At least "A-2"                        2.75%                3.25%                 4.00%                4.75%
            ----------------------------------------------------------------------------------------------------------------
            "A-3"                                 3.25%                4.00%                 5.00%                6.25%
            ----------------------------------------------------------------------------------------------------------------
            "BB+" or lower                        3.50%                4.50%                 6.75%                7.50%
            ----------------------------------------------------------------------------------------------------------------



REFERENCE NUMBER: 1297208, 1297212 and 1297187                                                                       page 10


                                    Table 1
                                    -------

                         Moody's First Trigger Factor
                         ----------------------------

                              (Weekly Valuation)
                              ------------------


                              Remaining                  Weekly
                        Weighted Average Life          Collateral
                          of Hedge in Years              Posting

                 1 or less                                0.25%
                 More than 1 but not more than 2          0.50%
                 More than 2 but not more than 3          0.70%
                 More than 3 but not more than 4          1.00%
                 More than 4 but not more than 5          1.20%
                 More than 5 but not more than 6          1.40%
                 More than 6 but not more than 7          1.60%
                 More than 7 but not more than 8          1.80%
                 More than 8 but not more than 9          2.00%
                 More than 9 but not more than 10         2.20%
                 More than 10 but not more than 11        2.30%
                 More than 11 but not more than 12        2.50%
                 More than 12 but not more than 13        2.70%
                 More than 13 but not more than 14        2.80%
                 More than 14 but not more than 15        3.00%
                 More than 15 but not more than 16        3.20%
                 More than 16 but not more than 17        3.30%
                 More than 17 but not more than 18        3.50%
                 More than 18 but not more than 19        3.60%
                 More than 19 but not more than 20        3.70%
                 More than 20 but not more than 21        3.90%
                 More than 21 but not more than 22        4.00%
                 More than 22 but not more than 23        4.00%
                 More than 23 but not more than 24        4.00%
                 More than 24 but not more than 25        4.00%
                 More than 25 but not more than 26        4.00%
                 More than 26 but not more than 27        4.00%
                 More than 27 but not more than 28        4.00%
                 More than 28 but not more than 29        4.00%
                 More than 29                             4.00%




REFERENCE NUMBER: 1297208, 1297212 and 1297187                         page 11

                                    Table 2
                         Moody's Second Trigger Factor
                         -----------------------------

                              (Weekly Valuation)
                              ------------------

                            Remaining                       Weekly
                      Weighted Average Life               Collateral
                        of Hedge in Years                  Posting
               1 or less                                    0.60%
               More than 1 but not more than 2              1.20%
               More than 2 but not more than 3              1.70%
               More than 3 but not more than 4              2.30%
               More than 4 but not more than 5              2.80%
               More than 5 but not more than 6              3.30%
               More than 6 but not more than 7              3.80%
               More than 7 but not more than 8              4.30%
               More than 8 but not more than 9              4.80%
               More than 9 but not more than 10             5.30%
               More than 10 but not more than 11            5.60%
               More than 11 but not more than 12            6.00%
               More than 12 but not more than 13            6.40%
               More than 13 but not more than 14            6.80%
               More than 14 but not more than 15            7.20%
               More than 15 but not more than 16            7.60%
               More than 16 but not more than 17            7.90%
               More than 17 but not more than 18            8.30%
               More than 18 but not more than 19            8.60%
               More than 19 but not more than 20            9.00%
               More than 20 but not more than 21            9.00%
               More than 21 but not more than 22            9.00%
               More than 22 but not more than 23            9.00%
               More than 23 but not more than 24            9.00%
               More than 24 but not more than 25            9.00%
               More than 25 but not more than 26            9.00%
               More than 26 but not more than 27            9.00%
               More than 27 but not more than 28            9.00%
               More than 28 but not more than 29            9.00%
               More than 29                                 9.00%





REFERENCE NUMBER: 1297208, 1297212 and 1297187                         page 12

                                    Table 3
                                    -------

         Moody's Second Trigger Factor for Transaction-Specific Hedges
         -------------------------------------------------------------

                              (Weekly Valuation)
                              ------------------



                            Remaining                    Weekly
                      Weighted Average Life            Collateral
                        of Hedge in Years               Posting
                            1 or less                    0.75%
                More than 1 but not more than 2          1.50%
                More than 2 but not more than 3          2.20%
                More than 3 but not more than 4          2.90%
                More than 4 but not more than 5          3.60%
                More than 5 but not more than 6          4.20%
                More than 6 but not more than 7          4.80%
                More than 7 but not more than 8          5.40%
                More than 8 but not more than 9          6.00%
                More than 9 but not more than 10         6.60%
                More than 10 but not more than 11        7.00%
                More than 11 but not more than 12        7.50%
                More than 12 but not more than 13        8.00%
                More than 13 but not more than 14        8.50%
                More than 14 but not more than 15        9.00%
                More than 15 but not more than 16        9.50%
                More than 16 but not more than 17        9.90%
                More than 17 but not more than 18        10.40%
                More than 18 but not more than 19        10.80%
                More than 19 but not more than 20        11.00%
                More than 20 but not more than 21        11.00%
                More than 21 but not more than 22        11.00%
                More than 22 but not more than 23        11.00%
                More than 23 but not more than 24        11.00%
                More than 24 but not more than 25        11.00%
                More than 25 but not more than 26        11.00%
                More than 26 but not more than 27        11.00%
                More than 27 but not more than 28        11.00%
                More than 28 but not more than 29        11.00%
                More than 29                             11.00%




REFERENCE NUMBER: 1297208, 1297212 and 1297187                         page 13

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

Swiss Re Financial Products Corporation  The Bank of New York, not in its
                                         individual capacity but solely as
                                         trustee on behalf of the Supplemental
                                         Interest Trust for CWALT, Inc.
                                         Alternative Loan Trust 2007-OA3


By: /s/ Robert Spuler                    By: /s/ Matthew J. Sabino
    --------------------------               ---------------------------
    Name   Robert Spuler                     Name:   Matthew Sabino
    Title:  Director                         Title:  Assistant Treasurer
    Date:                                    Date:





REFERENCE NUMBER: 1297208, 1297212 and 1297187                         page 14


                                               SCHEDULE A to P. 13(b)(ii)

                                     ELIGIBLE COLLATERAL and VALUATION PERCENTAGES
                                                   (weekly valuation)

                                                                                               Moody's       Moody's
                                                                                                First         Second
  ISDA Collateral                                                S&P             Fitch         Trigger       Trigger
 Asset Definition                                             Valuation        Valuation      Valuation     Valuation
    (ICAD) Code          Remaining Maturity in Years          Percentage      Percentages    Percentage     Percentage
    -----------          ---------------------------          ----------      -----------    ----------     ----------
(A)  US-CASH                         N/A                         100%            100%           100%           100%

(B)  US-TBILL
     US-TNOTE
     US-TBOND
  (USDollar Fixed
Rate in all cases)
                                  1 or less                     98.6%            100%           100%           100%
                       More than 1 but not more than 2          97.3%            100%           100%           99%
                       More than 2 but not more than 3          95.8%            100%           100%           98%
                       More than 3 but not more than 5          93.8%            100%           100%           97%
                       More than 5 but not more than 7          91.4%            100%           100%           95%
                       More than 7 but not more than 10         90.3%            100%           100%           94%
                      More than 10 but not more than 20         86.9%            100%           100%           89%
                                 More than 20                   84.6%            100%           100%           87%

(C)  US-GNMA
      US-FNMA
     US-FHLMC
  (US Dollar Fixed
Rate in all cases)
                                  1 or less                     98.0%            100%           100%           99%
                       More than 1 but not more than 2          96.8%            100%           100%           98%
                       More than 2 but not more than 3          96.3%            100%           100%           97%
                       More than 3 but not more than 5          92.5%            100%           100%           96%
                       More than 5 but not more than 7          90.3%            100%           100%           94%
                       More than 7 but not more than 10         86.9%            100%           100%           93%
                      More than 10 but not more than 20         81.6%            100%           100%           88%
                                 More than 20                   77.9%            100%           100%           86%


Other items not
   listed above                                                   0%              0%             0%             0%



      The ISDA Collateral Asset Definition (ICAD) Codes used in this Schedule A are taken from the Collateral Asset Definitions (First Edition - June
      2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.






REFERENCE NUMBER: 1297208, 1297212 and 1297187                         page 15